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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 2001


                           UNITED SECURITY BANCSHARES
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       CALIFORNIA                    000-32897                91-2112732
----------------------------    ------------------     ------------------------
(State or Other Jurisdiction      Commission File          (I.R.S. Employer
    of Incorporation)                Number               Identification No.)


       1525 EAST SHAW AVENUE, FRESNO, CALIFORNIA              93710
      ------------------------------------------         ---------------
      (Address of Principal Executive Offices)              (Zip Code)


                                 (559) 248-4944
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.    OTHER EVENTS

         (a) The Registrant issued a press release in connection with the issuance of trust preferred securities. The press release is included as Exhibit 99.1.

         (b) The Registrant completed the bank holding reorganization involving United Security Bank, Fresno, California on June 12, 2001. United Security Bank is now a wholly- owned subsidiary of the Registrant. United Security Bank serves customers throughout the Central San Joaquin Valley of California through seven branch offices, two loan production offices and an administrative office.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  UNITED SECURITY BANCSHARES




Date:  July 27, 2001              By: /s/ Dennis R. Woods
                                     -----------------------------------------
                                     Dennis R. Woods
                                     Chief Executive Officer


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                                    EXHIBITS

99.1. Press Release announcing the issuance of trust preferred securities.